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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

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Filed by a Party other than the Registrant ☐
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☒	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to §240.14a-12
THE RICEX COMPANY
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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THE RICEX COMPANY
1241 Hawk's Flight Court
El Dorado Hills, California 95762

NOTICE OF 2003 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 26, 2003

TO THE STOCKHOLDERS:

        The Annual Meeting of Stockholders of The RiceX Company, a Delaware corporation, will be held at The Sacramento Marriott Rancho Cordova, 11211 Point East Drive, Rancho Cordova, California on Thursday, June 26, 2003, from 8:00 A.M. to 10:00 A.M. (Pacific Time) for the purpose of considering and voting upon:

  1.
  the election of one Class II director to serve on our Board of Directors until our 2006 Annual Meeting of Stockholders or until a successor has been duly elected and qualified;

  2.
  the transaction of any other business that is properly presented before the annual meeting or any adjournment or postponement thereof.

        All holders of shares of our common stock, as of the close of business on May 9, 2003, are entitled to receive notice of, and to vote at, the annual meeting or any adjournment or postponement thereof.

By Order of our Board of Directors,
/s/ Todd C. Crow Todd C. Crow Secretary and Chief Financial Officer

El Dorado Hills, California
May 27, 2003

IMPORTANT

Whether or not you expect to attend our 2003 Annual Meeting of Stockholders in person, please complete, date, sign, and return the enclosed proxy card in the enclosed envelope, which requires no postage if mailed in the United States. Your proxy will be revocable any time prior to its exercise either in writing or by voting your shares personally at our 2003 Annual Meeting of Stockholders.

The RiceX Company
1241 Hawk's Flight Court
El Dorado Hills, California 95762

PROXY STATEMENT FOR
2003 ANNUAL MEETING OF STOCKHOLDERS

GENERAL

        We are providing these proxy materials in connection with the solicitation by our Board of Directors, or Board, of proxies to be voted at our 2003 Annual Meeting of Stockholders. You are cordially invited to attend the annual meeting, which will be held at The Sacramento Marriott Rancho Cordova, 11211 Point East Drive, Rancho Cordova, California on Thursday, June 26, 2003, from 8:00 A.M. to 10:00 A.M. (Pacific Time). The approximate mailing date of this proxy statement, notice and the accompanying proxy is May 27, 2003. (Throughout this proxy statement, we refer to The RiceX Company as "we", "our" and "us".)

        A form of the proxy is enclosed for use at the annual meeting. Our stockholders are being asked to vote upon the election of one Class II director to the Board and such other business as may properly come before the meeting.

Proxy Information

        We will vote the shares represented by a properly signed proxy that we receive before or at the annual meeting in accordance with the specifications made on the proxy. Proxies that we receive with no specification will be voted, as recommended by our Board, to elect the one nominee for Class II director named in this proxy statement.

        You may revoke your proxy at any time before it is voted at the annual meeting. You may revoke your proxy by giving written notice of such revocation to the Secretary at our corporate headquarters, which are located at 1241 Hawk's Flight Court, El Dorado Hills, California 95762. You may also revoke your proxy by filing a properly executed proxy bearing a later date or by voting in person at the annual meeting.

Record Date and Voting

        If you are a stockholder of record at the close of business on May 9, 2003, you are entitled to one vote, for each share of our common stock you hold, on each matter submitted to a vote of stockholders. As of May 9, 2003, there were 38,480,873 shares of our common stock, par value $.001 per share, outstanding.

        Holders of a majority of the voting interest of our common stock, present in person or by proxy, will constitute a quorum for the holding of the annual meeting for the election of directors. The inspectors of election we appoint will tabulate the votes cast in person or by proxy at the annual meeting. The inspectors of election will treat proxies marked "withhold" and/or "abstain" as shares that are present and entitled to vote for purposes of determining the presence of a quorum, but as un-voted for purposes of determining the approval of any matter submitted to the stockholders for a vote. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote by the inspectors of election with respect to that matter.

        You may either vote for or withhold your vote for the Class II director nominee identified below. The Class II director nominee receiving the greatest number of votes will be elected to our Board. If you mark your vote "withhold" or "abstain" you do not vote in the election (including abstentions and broker non-votes), this will have no impact on the election of the director, because these votes will not be included in the total number of votes present at the annual meeting.

        The cost of soliciting proxies, including expenses in connection with preparing and mailing this proxy statement, will be borne by us. In addition to solicitation by use of the mail, certain officers and regular employees of our company may solicit, for no additional compensation, the return of proxies by use of telephone, telegram or personal interview. We have requested brokerage houses and other custodians, nominees and fiduciaries to forward soliciting materials to their principals, the beneficial owners of shares of our company's common stock, and we will reimburse them for their reasonable out-of-pocket expenses in so doing.

PROPOSAL 1
ELECTION OF DIRECTOR

Description of Current Board of Directors

        Our Certificate of Incorporation provides that our Board shall consist of not less than five nor more than eight members, with the exact number to be fixed from time to time by the Board. The current number of directors as fixed by the Board is five.

        Our Certificate of Incorporation divides our Board into three classes, designated Class I, Class II and Class III, each with staggered three-year terms. The term of office of our Class II director expires at this annual meeting of the stockholders and the nominee is subject to vote as proposed below. The term of office of the current Class III directors expires at the annual meeting of the stockholders in the year 2004, and the term of the current Class I directors expires at the annual meeting of the stockholders in the year 2005. The classification of our Board has the effect of generally requiring at least two annual meetings of stockholders, instead of one, to replace a majority of the members of our Board. The current classes of our Board and the terms of office of our directors are listed in the table below.

NAME OF DIRECTOR	AGE	CLASS	YEAR TERM EXPIRES
Kirit S. Kamdar (1)(2)	61	I	2005
Steven W. Saunders (1)(2)	47	I	2005
Kenneth L. Miller (1)(2)	58	II	2003
Daniel L. McPeak, Sr.	68	III	2004
Todd C. Crow	55	III	2004

(1)
Member of the Compensation Committee

(2)
Member of the Audit Committee

Nominee for Election as Class II Director

        The Class II directorship term expires at our 2003 Annual Meeting of Stockholders. Mr. James C. Lintzenich has been nominated as a Class II director by our Board for election to a three-year term at the annual meeting. The Class II director elected at the annual meeting will serve for a term expiring at our 2006 Annual Meeting of Stockholders or when his successor has been duly elected and qualified. Our Board has no reason to believe that the nominee will refuse or be unable to accept election; however, in the event that any nominee is unable to accept election, or if any other unforeseen contingencies should arise, each proxy that does not direct otherwise will be voted for such other person(s) as may be designated by our Board.

        Below is the biographical information for the nominee for election.

        JAMES C. LINTZENICH.    From August 2000 to April 2001, Mr. Lintzenich served as President and Chief Operating Officer of SLM Corporation (Sallie Mae), an educational loan institution. From

December 1982 to July 2000, Mr. Lintzenich held various senior management and financial positions including Chief Executive Officer and Chief Financial Officer of USA Group, Inc., a guarantor and servicer of educational loans. Mr. Lintzenich currently serves on the Board of Directors of the Student Loan Marketing Association (an SLM Corp subsidiary) and the Lumina Foundation for Education.

Recommendation of the Board

        OUR BOARD UNANIMOUSLY RECOMMENDS A VOTE IN FAVOR OF THE NOMINEE NAMED ABOVE.

Biographical Information Regarding Current Directors

        DANIEL L. MCPEAK, SR.    Mr. McPeak co-founded our company in February 1989 and has served as Chairman of our Board since our formation. In November 1998, Mr. McPeak was re-appointed to act as our Chief Executive Officer, or CEO. Mr. McPeak previously served as our CEO from May 1989 to April 1997. Mr. McPeak will serve as a Class III Director until the election of Class III Director in 2004. Mr. McPeak is the father of Daniel L. McPeak, Jr., the Vice President and General Manager of our company.

        KIRIT S. KAMDAR.    Mr. Kamdar has served as a Class I Director of our company since August 1998. He will serve as a Class I Director until the next election of Class I Directors in 2005. From January 1990 to September 1992, Mr. Kamdar also served as a director on our Board, and from January 1990 to April 1994 as our Executive Vice President. Since July 1974, Mr. Kamdar has been Chairman of the Board and Chief Executive Officer of Kamflex Corporation, a manufacturer of extrusion and conveyor equipment.

        STEVEN W. SAUNDERS.    Mr. Saunders has served as a Class I Director of our company since August 1998. He will serve as a Class I Director until the next election of Class I Directors in 2005. Mr. Saunders has been President of Saunders Construction, Inc., a commercial construction firm, since 1979, and President of Warwick Corporation, a business-consulting firm, since 1991.

        KENNETH L. MILLER.    Mr. Miller has served as a Class II Director of our company since October 2000. He will serve as a Class II Director until the next election of Class II Directors in 2003. He will not be standing for re-election at the expiration of his current term. Mr. Miller co-founded Granite Bay Ventures, LLC, a venture capital firm, and has served as Senior Partner from January 1999 to present. From March 1995 to present, Mr. Miller has served as a self-employed consultant focusing on marketing and strategic planning. From November 1999 to the present, Mr. Miller has served as a Director of Polymer Bioscience, Inc., a medical device company. From November 1998 to the present, Mr. Miller has served as a Director of Digital Doc, Inc., a dental technology company. From 1991 to 1996, Mr. Miller served as Senior Vice President of Field Operations for LeFebure Corporation, a bank equipment manufacturing company. From 1979 to 1991, Mr. Miller held various positions, including Director of Marketing and Vice President, General Manager of the Mosler Division of American Standard, Inc., an electronics systems firm. From 1971 to 1979, Mr. Miller held various senior financial and management positions in the moving and storage industry.

        TODD C. CROW.    Mr. Crow has served as a Class III Director of our company since June 2001. He will serve as a Class III Director until the next election of Class III Directors in 2004. Mr. Crow joined us in May 1996 and has been our Vice President of Finance and Chief Financial Officer since November 1998, and our Secretary since January 1999. From September 1997 to November 1998, Mr. Crow was our Controller. From May 1996 to September 1997, he was our Chief Financial Officer. Mr. Crow also served as a director of our company from June 1996 to January 1997. From 1989 until joining us, Mr. Crow held senior financial positions with the Morning Star Group, an agri-business holding company, and Harter, Inc., a food-processing manufacturer.

Board Meetings and Committees

        During the fiscal year ended December 31, 2002, our Board held six meetings and acted by written consent three times. During the 2002 fiscal year, no director attended fewer than one hundred percent of the aggregate of (i) the number of meetings of the Board held during the period he served on the Board, and (ii) the number of meetings of committees of our Board held during the period he served on such committees.

Audit Committee

        Our Audit Committee, consisting of Kirit Kamdar, Steven Saunders and Kenneth Miller, facilitates and maintains open communications among our Board, our Audit Committee, senior management and our independent auditors. Our Audit Committee also serves as an independent and objective party to monitor our financial reporting process and internal control system. In addition, our Audit Committee reviews and appraises the efforts of our independent auditors. Our Audit Committee meets periodically with management and our independent auditors. The Audit Committee held one meeting in fiscal year 2002 and all members participated. Our Board has adopted a written charter for the Audit Committee which is filed as an Appendix I to this Proxy Statement.

Compensation Committee

        Our Compensation Committee, consisting of Kirit Kamdar, Steven Saunders and Kenneth Miller, establishes salary, incentive and other forms of compensation for our CEO, and administers our 1997 Stock Option Plan. Our Compensation Committee meets periodically with management and our independent auditors. The Compensation Committee held two meetings in fiscal year 2002 and all members participated. Our Board has adopted a written charter for the Compensation Committee.

Director Compensation

        On July 9, 1997, our Board adopted a non-employee director compensation plan pursuant to which non-employee directors are compensated. Under the terms of the plan, non-employee directors receive a $15,000 annual retainer, which is paid in annual installments for participation at up to six meetings of our Board. Non-employee directors also receive an immediately exercisable, nonqualified stock option to purchase 50,000 shares of our common stock, which is granted upon appointment to our Board. In addition, non-employee directors also receive an immediately exercisable, nonqualified stock option to purchase 15,000 shares of our common stock to be granted on the day of each annual stockholders' meeting during the non-employee director's service on our Board. The options are to be granted as free-standing options and not under the 1997 Stock Option Plan. The exercise price will be the fair market value of a share of our common stock on the date of grant. Directors are also reimbursed for reasonable expenses incurred in attending meetings of our Board and Board committees. On April 27, 1999, our Board voted to temporarily suspend the grant of options and the payment of the annual retainer to members of our Board.

        Effective February 22, 2001, the options program was reinstated and amended. The amendments include issuing options to purchase 50,000 shares of our common stock to each Board member on the anniversary of their appointment as a Board member. These options are to be granted under the 1997 Stock Option Plan. The options will be fully vested at the end of one year, or to the anniversary date. Should a member leave prior to 100 percent vesting, the options shares will be prorated to the vested period. The annual retainer remains suspended.

MANAGEMENT

        As of May 9, 2003, the following persons were officers of our company:

NAME	POSITION	AGE
Daniel L. McPeak, Sr.	Chairman of the Board, CEO and Class III Director	68
Todd C. Crow	Secretary, Chief Financial Officer and Class III Director	55
Ike E. Lynch	Vice President of Operations and International Business Development	58
Daniel L. McPeak, Jr.	Vice President and General Manager	43

Background

        DANIEL L. MCPEAK, SR. See, "Election of Director—Biographical Information Regarding Current Directors" for additional biographical information on Mr. McPeak, Sr.

        TODD C. CROW. See, "Election of Director—Biographical Information Regarding Current Directors" for additional biographical information on Mr. Crow.

        IKE E. LYNCH. Mr. Lynch currently serves as Vice President of Operations and International Business Development for our company, and President and Chief Operating Officer of Food Extrusion Montana, Inc. He has held these positions since January 1997. From 1966 through 1982, Mr. Lynch was employed by the H. J. Heinz Company in various Management roles, culminating with the President and CEO position of the Hubinger Company, a subsidiary of Heinz. In 1982, Mr. Lynch left Heinz to become President and CEO of Dawn Enterprises LLC, a company specializing in Ethanol production and marketing. Mr. Lynch left Dawn Enterprises in 1989 to form Centennial Foods, Incorporated, where he served as President and Chief Executive Officer until our acquisition of Centennial Foods in 1997.

        DANIEL L. MCPEAK, JR. Mr. McPeak joined our company in July 1996, and has been our Vice President and General Manager since November 1998. From July 1996 to July 1997, he served as Director of Sales and Marketing, then moved to the position of Business Manager until November 1998. From 1994 until joining us, Mr. McPeak served as Vice President of Marketing for Fort Knox, Inc., a security products manufacturer. Daniel L. McPeak, Jr. is the son of Daniel L. McPeak, Sr., the Chairman of the Board and the CEO of our company.

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth certain information as of May 2, 2003, or the Reference Date, with respect to the beneficial ownership of our common stock, by each person known by us to own beneficially more than five percent of our common stock, by each executive officer and director, and by all officers and directors as a group. Unless otherwise indicated, all persons have sole voting and investment powers over such shares, subject to community property laws. As of the Reference Date, there were 38,485,791 shares of our common stock outstanding and unexercised warrants and options representing 25,052,256 shares.

Name (1)	Amount & Nature of Beneficial Owner(2)		Percent of Class
Monsanto 800 N. Lindbergh, St. Louis, MO 63167	7,167,479		11.28%
Daniel L. McPeak, Sr., Chairman of the Board And Chief Executive Officer	5,949,095	(3)	9.36%
Intermark Group Holdings, LLC 10707 Club Chase, Fisher, IN 46038	5,803,574	(4)	9.13%
Gilbert L. McCord, Sr. 7029 E. Hill Road, Grand Blac, MI 48439	5,803,571	(5)	9.13%
Intermark Partners Strategic Management, LLC 484 East Carmel Dr., Carmel, IN 46032	5,078,215	(6)	7.99%
Kirit Kamdar, Director	2,001,250	(7)
Steven W. Saunders, Director	1,050,000	(7)
Kenneth L. Miller, Director	300,000	(7)
Todd C. Crow, Secretary and Chief Financial Officer	1,335,000	(7)
Ike E. Lynch, V.P. Operations and International Business Development	1,523,864	(7)
Daniel L. McPeak, Jr., V.P. and General Manager	1,090,500	(7)
All directors and executive officers, As a group (7 persons)	13,249,709		20.85%

(1)
Except as otherwise noted, the address for each person is c/o The RiceX Company, 1241 Hawk's Flight Court, El Dorado Hills, California 95762.

(2)
Unless otherwise noted, we believe that all persons named in the table have sole voting and investment power with respect to all shares of common stock listed as beneficially owned by them. A person is deemed to be the beneficial holder of securities that can be acquired by such person within 60 days from the Reference Date upon the exercise of warrants or options. Each beneficial owner's percentage ownership is determined by including shares, underlying options or warrants, which are exercisable by such person currently or within 60 days following the Reference Date, and excluding shares, underlying options and warrants held by any other person.

(3)
Includes options to purchase 2,375,000 shares of common stock, 1,708,225 shares held in Mr. McPeak's name and 1,665,870 shares held in his wife's name, Ms. Patricia McPeak, and 200,000 shares held in a joint trust.

(4)
Includes warrants to purchase 4,017,859 shares of common stock. The warrants are currently exercisable. Warrants to purchase 2,232,144 shares are restricted from sale and/or transfer until such time when our revenues at various stages reach an annualized equivalent of $12,000,000 and $25,000,000.

(5)
Includes warrants to purchase 4,017,857 shares of common stock. The warrants are currently exercisable. Warrants to purchase 2,232,143 shares are restricted from sale and/or transfer until such time when our revenues at various stages reach an annualized equivalent of $12,000,000 and $25,000,000.

(6)
Represents warrants to purchase 5,078,215 shares of common stock. The warrants are currently exercisable. Warrants to purchase 3,250,000 shares are restricted from sale and/or transfer until such time when our revenues at various stages reach an annualized equivalent of $12,000,000 and $25,000,000.

(7)
Includes options to purchase shares of common stock as follows: Kirit S. Kamdar, 250,000; Steven W. Saunders, 250,000; Kenneth L. Miller, 150,000; Todd C. Crow, 1,335,000; Ike E. Lynch, 1,165,000, also includes 14,409 shares of common stock and 32,000 options to purchase shares of common stock held by Mr. Lynch's wife to which Mr. Lynch disclaims beneficial ownership; Daniel L. McPeak, Jr., 1,085,000.

SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

        The following table sets forth the total compensation for our CEO and each of our current executive officers whose total salaries and bonuses for fiscal 2001 and 2002 exceeded $100,000 or would have exceeded $100,000 on an annualized basis. We refer to collectively to these executives as the "Named Executive Officers".

Summary Compensation Table

	Annual Compensation					Long Term Compensation
Name & Principal Position	Year	Salary		Other Annual Compensation		Awards Securities Underlying Options/SARs (#)	All Other Compensation
Daniel L. McPeak, Sr. (1) Chairman of the Board, Chief Executive Officer	2002 2001 2000	$ $ $	269,000 250,000 233,000	— — —	(2) (2) (2)	175,000 200,000 2,000,000	— — —
Ike E. Lynch VP Operations and Chief Operating Officer of Food Extrusion Montana	2002 2001 2000	$ $ $	149,000 135,000 132,000	— — —	(2) (2) (2)	125,000 — —	— — —
Todd C. Crow (3) Chief Financial Officer	2002 2001 2000	$ $ $	149,000 135,000 132,000	— —	(2) (2)	175,000 150,000 —	— — —
Daniel L. McPeak, Jr. (4) Executive VP, General Manager	2002 2001 2000	$ $ $	149,000 135,000 132,000	— — —	(2) (2) (2)	125,000 — —	— — —

(1)
Mr. McPeak was CEO from May 1989 to April 1997 and from November 1998 to present.

(2)
Other Annual Compensation is less than 10% of Salary.

(3)
Mr. Crow was Chief Financial Officer from May 1996 to September 1997 and from November 1998 to present.

(4)
Mr. McPeak, Jr. was Vice President of Sales and Marketing from July 1996 to October 1997 and from November 1998 to present Executive Vice President, General Manager.

Option Grants in Last Fiscal Year

        The following table sets forth for each of the Named Executive Officers certain information concerning stock options activity granted during 2002.

Name	Number of Securities Underlying Options/SARs Granted (#)	Percent of Total Options/SARs Granted to Employees in Fiscal Year	Exercise Price ($/Sh)	Market Price ($/Sh)	Expiration Date
Daniel McPeak, Sr.	175,000(1)	15%	$0.36	$0.36	1/02/12
Ike E. Lynch	125,000(1)	11%	$0.36	$0.36	1/02/12
Todd C. Crow	125,000(1)	11%	$0.36	$0.36	1/02/12
Todd C. Crow	50,000(2)	5%	$0.30	$0.30	1/29/12
Daniel McPeak, Jr.	125,000(1)	11%	$0.36	$0.36	1/02/12

(1)
Options were granted on January 2, 2002, one third of the option shares were fully vested on grant date and immediately exercisable at $0.36 per share. One third of the option shares vest and become exercisable on the first anniversary of the award date and exercisable at $0.36 per share. One third of the option shares vest and become exercisable on the second anniversary of the award date and exercisable at $0.36 per share. Market price of underlying securities on the date of grant was $0.36 per share.

(2)
Options were granted on January 29, 2002 the option shares vest and become exercisable on a pro-rated basis over a twelve-month period beginning on the award date. Option shares will be one hundred percent vested on the first anniversary of the award date. Vested option shares are exercisable at $0.30 per share. Market price of underlying securities on the date of grant was $0.30 per share.

Fiscal Year-Ended Option Value

        The table below reflects the number of shares covered by both exercisable and non-exercisable stock options as of December 31, 2002 for the Named Executive Officers. Values for "in-the-money" options represent the position spread between the exercise price of existing options and the market value for our common stock on December 31, 2002.

			Number of Unexercised Options		Value of Unexercised In-the-Money Options
	Shares Acquired on Exercised (#)	Value Realized
			Exercisable	Unexercisable	Exercisable	Unexercisable
None

1997 Stock Option Plan

        Our Board adopted the 1997 Stock Option Plan, or the 1997 Plan, in November 1997 and the stockholders approved the 1997 Plan in May 1998. At our meeting of the stockholders held on June 29, 2001, the stockholders approved increasing authorized shares of common stock to be issued under the 1997 Plan from 5,000,000 to 10,000,000, increasing the number of reserved shares of common stock from 5,000,000 shares to 10,000,000 shares. As of December 31, 2002, a total of 3,151,000 shares were available for future grants. The 1997 Plan provides for the grant of "incentive stock options," as defined in Section 422A of the Internal Revenue Code of 1986, as amended, or the Code, to our employees. The 1997 Plan also provides for the grant of options that are not intended to qualify as incentive stock options under Section 422A of the Code to our employees, non-employee directors and consultants. The exercise price of any incentive stock option granted under the 1997 Plan may not be less than 100% of the fair market value of our common stock on the date of grant and of any nonqualified stock option 85% of fair market value and 110% of fair market value in the case of a participant owning stock possessing more than 10% of the voting rights of our company's outstanding capital stock. Shares subject to an option granted under the 1997 Plan may be purchased for cash, in exchange for shares of common stock owned by the optionee, or other consideration as set forth in the plan. Our Board administers the 1997 Plan. Under the 1997 Plan, options vest not less than 20% per year and have 10-year terms (except with respect to 10% stockholders which have five-year terms). If we sell substantially all of our assets, are a party to a merger or consolidation in which we are not the surviving corporation, then we have the right to accelerate unvested options and will give the option holder written notice of the exercisability and specify a time period in which the option may be exercised. All options will terminate in their entirety to the extent not exercised on or prior to the date specified in the written notice unless an agreement governing any change of control provides otherwise.

EMPLOYMENT AGREEMENTS

        MCPEAK, SR. EMPLOYMENT AGREEMENT. We entered into an Employment Agreement with Daniel L. McPeak, Sr. in April 2000, pursuant to which Mr. McPeak agreed to serve as our Chairman of the Board, and as our CEO. The employment agreement provides that Mr. McPeak will receive an annual base salary of $250,000 and will be reviewed annually. The agreement terminated on March 31, 2003. Effective April 1, 2003, our Board extended Mr. McPeak's employment agreement term until such time he is notified by our Board that his agreement will terminate. Thereafter, for a five-year period commencing on the date our Board terminates Mr. McPeak's employment agreement, the employment agreement will convert to a consulting agreement. During the consulting period, we will pay Mr. McPeak a consulting fee of $125,000 per year. If during the consulting period, our annual sales revenues reach or exceed $12,000,000, the consulting fee will be increased to $175,000 per year. The term will be automatically extended for additional one-year periods unless either party delivers notice of election not to extend the term at least 60 days prior to the end of the then current term. Mr. McPeak's employment may be terminated prior to the expiration of the term, in the event of Mr. McPeak's death or termination by us for "Cause" (as defined in the employment agreement). In addition, the agreement may be terminated if we terminate Mr. McPeak without cause. If Mr. McPeak is terminated without cause, he is entitled to the base salary in effect at such time for the remainder of the term of the agreement. Within six months of first receiving notice of a "Change in Control" (as defined in the employment agreement), Mr. McPeak may elect to retire from service and render, on a non-exclusive basis, only such consulting and advisory services to us as he may reasonably accept. In such an event, he is also entitled to continue receiving his benefits and salary until the latter of six months after the date of such election, subsequent full-time employment with another enterprise, or the expiration of the term of the agreement.

        LYNCH EMPLOYMENT AGREEMENT. In May 1999, we entered into an employment agreement with Ike E. Lynch, pursuant to which Mr. Lynch agreed to serve as our Vice President of Operations and International Business Development. The employment agreement provides that Mr. Lynch will receive an annual base salary of $125,000 increased to $135,000 on May 1, 2000, and will be reviewed annually. The employment agreement terminates on May 1, 2004, unless it is terminated earlier. The term will be automatically extended for an additional five-year term unless either party delivers notice of election not to extend the employment at least 90 days prior to the expiration of the initial term. Mr. Lynch's employment may be terminated prior to the expiration of the agreement by the mutual written agreement of the parties or in the event of Mr. Lynch's disability. For the purposes of the employment agreement, "disability" means Mr. Lynch's inability, due to physical or mental impairment, to perform his duties and obligations, despite reasonable accommodation by us, for a period exceeding three months. Mr. Lynch's employment may also be terminated in the event of his death, notice by us of termination for cause (as defined in the agreement), or written notice by us of termination without cause, upon fourteen (14) days notice. Mr. Lynch is entitled to compensation for early termination. If Mr. Lynch is terminated without cause, we will pay to Mr. Lynch, as liquidated damages and in lieu of any and all other claims which Mr. Lynch may have against us, the amount equal to Mr. Lynch's monthly base salary multiplied by the number of months remaining in the term of this agreement, or a payment amount equal to two years of Mr. Lynch's base salary, whichever is greater.

        CROW EMPLOYMENT AGREEMENT. In May 1999, we entered into an employment agreement with Todd C. Crow, pursuant to which Mr. Crow agreed to serve as our Chief Financial Officer. Mr. Crow's employment agreement provides that he will receive an annual base salary of $125,000 increased to $135,000 on May 1, 2000, and will be reviewed annually. The agreement terminates on May 1, 2004, unless it is terminated earlier. The term will be automatically extended for an additional five-year term unless either party delivers notice of election not to extend the employment at least 90 days prior to the expiration of the initial term. Mr. Crow's employment may be terminated prior to the expiration of the agreement by the mutual written agreement of the parties or in the event of Mr. Crow's disability. For the purposes of the employment agreement, "disability" means Mr. Crow's inability, due to physical or mental impairment, to perform his duties and obligations, despite reasonable accommodation by us, for a period exceeding three months. Mr. Crow's employment may also be terminated in the event of his death, notice by us of termination for cause (as defined in the agreement), or written notice by us of termination without cause, upon fourteen (14) days notice. Mr. Crow is entitled to compensation for early termination. If Mr. Crow is terminated without cause, we will pay to him, as liquidated damages and in lieu of any and all other claims which Mr. Crow may have against us, the amount equal to Mr. Crow's monthly base salary multiplied by the number of months remaining in the term of this agreement, or a payment amount equal to two years of Mr. Crow's base salary, whichever is greater.

        MCPEAK, JR. EMPLOYMENT AGREEMENT. In May 1999, we entered into an employment agreement with Daniel L. McPeak, Jr., pursuant to which Mr. McPeak agreed to serve as our Executive Vice President and General Manager. The McPeak, Jr. employment agreement provides that Mr. McPeak will receive an annual base salary of $125,000 increased to $135,000 on May 1, 2000, and will be reviewed annually. The McPeak, Jr. employment agreement terminates on May 1, 2004, unless it is terminated earlier. The term will be automatically extended for an additional five-year term unless either party delivers notice of election not to extend the employment at least 90 days prior to the expiration of the initial term. Mr. McPeak's employment may be terminated prior to the expiration of the agreement by the mutual written agreement of the parties or Mr. McPeak's disability. For the purposes of the employment agreement, "disability" means Mr. McPeak's inability, due to physical or mental impairment, to perform his duties and obligations, despite reasonable accommodation by us, for a period exceeding three months. Mr. McPeak's employment may also be terminated in the event of his death, notice by us of termination for cause (as defined in the agreement), or written notice by us of termination without cause, upon fourteen (14) days notice. Mr. McPeak is entitled to compensation for early termination. If Mr. McPeak is terminated without cause, we will pay to him, as liquidated damages and in lieu of any and all other claims which Mr. McPeak may have against us, the amount equal to Mr. McPeak's monthly base salary multiplied by the number of months remaining in the term of this agreement, or a payment amount equal to two years of Mr. McPeak's base salary, whichever is greater.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        Mr. Daniel McPeak, Sr. has served as our Chairman of the Board since our formation in 1989. In November 1998, Mr. McPeak was re-appointed as our CEO. Mr. McPeak previously served as our CEO from May 1989 to April 1997. Mr. McPeak is the spouse of Ms. Patricia McPeak (see below) and the father of Daniel L. McPeak, Jr. On January 2, 2002, we issued Mr. McPeak a non-statutory stock option agreement to purchase 175,000 shares of common stock at an exercise price of $0.36 per share. One third of the option shares were fully vested upon date of grant. One third of the option shares vest and become exercisable at $0.36 per share on the first anniversary of the award date. One third of the option shares vest and become exercisable at $0.36 per share on the second anniversary of the award date. The market price on the date of grant was $0.36 per share. The expiration date of the option agreement is January 2, 2012. In February 2001, we issued Mr. McPeak non-statutory stock option agreements to purchase 150,000 shares of common stock at an exercise price of $0.39 per share. The market price on the date of grant was $0.39 per share. These options were fully vested upon date of grant. The expiration date of the option agreements is February 22, 2011. Upon the anniversary date of Mr. McPeak's appointment to our Board, in June 2001, we issued to him a non-statutory stock option agreement to purchase 50,000 shares of common stock at an exercise price of $0.40 per share. Market price on the date of grant was $0.40 per share. The option will be fully vested at the end of one year, or on the anniversary date. The expiration date of the option agreement is June 1, 2011. These stock options were issued in accordance with our Employee Stock Option program, which was ratified by our Board in 1997.

        Ms. Patricia McPeak served as a director on our Board from our formation in 1989 until the expiration of her term on June 29, 2001. From February 1989 to March 2000, Ms. McPeak also served as the President of our company. Ms. McPeak, who resigned that position on March 31, 2000, retained her seat on our Board until her term expired. She is the spouse of Daniel L. McPeak, Sr., our Chairman of the Board and as our CEO. In February 2001, we issued Ms. McPeak a non-statutory stock option agreement to purchase 150,000 shares of common stock at an exercise price of $0.39 per share. The market price on the date of grant was $0.39 per share. These options were fully vested upon date of grant. Upon the anniversary date of Ms. McPeak's appointment to our Board, in June 2001, we issued her a non-statutory stock option agreement to purchase 50,000 shares of common stock at an exercise price of $0.40 per share. The market price on the date of grant was $0.40 per share. These options will be fully vested at the end of one year, or on the anniversary date. In accordance with the non-statutory stock option agreement, these options will expire 90 days after a Board member leaves our Board. Since Ms. McPeak's directorship ended on June 29, 2001 and she did not exercise her stock options, the non-statutory stock option agreements expired effective September 29, 2001.

        During 2000, we entered into an exclusive distribution agreement, or the Original Agreement, with NutraStar Incorporated, a Nevada corporation, or NutraStar, to develop products and market them into the nutraceutical and value added functional foods markets for human nutrition. Under this arrangement, we recognized sales to NutraStar of $443,793 and $72,000 during 2002 and 2001, respectively. Ms. McPeak is an officer and director of NutraStar and also became an officer and director of NutraStar California.

        In early 2001, we suspended NutraStar's exclusivity arrangement and began making direct sales to the customer base, which was previously acquired by NutraStar under the Original Agreement. We continued NutraStar's pricing, which was higher than what we had previously charged these customers. We recognized the price differential of approximately $156,000 as a commission expense. After paying NutraStar $56,000, we applied the remaining $100,000 price differential to the receivable balance from NutraStar. The net effect of these transactions resulted in a remaining balance of $130,000 due from NutraStar, which was subsequently exchanged for shares of NutraStar California's Series A preferred stock as discussed below. The Original Agreement between NutraStar and us subsequently was canceled in 2001 because of issues related to payment for outstanding goods shipped by us.

        In late 2001, NutraStar entered into a plan and agreement of exchange, or the Reorganization, dated November 9, 2001 with Alliance Consumer International, Inc., or Alliance. Pursuant to the Reorganization, NutraStar became a wholly owned subsidiary of Alliance, and Alliance thereafter changed its name to NutraStar Incorporated, a California corporation, or NutraStar California. In addition, several creditors of NutraStar, including us, agreed to cancel certain indebtedness owed by NutraStar in exchange for shares of NutraStar California's Series A preferred stock. Pursuant to this arrangement, during December 2001 we agreed to cancel $190,000 of NutraStar's indebtedness in exchange for 190,000 shares of NutraStar California's Series A preferred stock. Concurrent with the Reorganization, we entered into a new five-year exclusive distribution agreement with NutraStar, or the Exclusive Distribution Agreement, whereby we granted NutraStar an exclusive license to sell some of our products for distribution into the nutraceutical market. The Exclusive Distribution Agreement covers the United States and all of its territories and any additional countries or regions of the countries that NutraStar and we mutually agree upon in writing. NutraStar has agreed to meet certain escalating minimum purchase requirements throughout the term of the contract. NutraStar has paid a $135,000 security deposit. A prepayment deposit of fifty percent is required for each purchase order for the first six months of the agreement and decreases to zero as long as there are no defaults during the first twelve months. The agreement also provides for the option to extend for two additional periods of five years each. In exchange for the exclusive license in the nutraceutical market, we will receive license fees. In July 2002, we terminated the Exclusive Distribution with NutraStar for its failure to meet certain performance requirements as specified in the Exclusive Distribution Agreement. Ms. McPeak is an officer and director of NutraStar and also became an officer and director of NutraStar California.

        Mr. Kirit Kamdar has been a director of our company since August 5, 1998 and was a director of our company from January 1990 to September 1992. From January 1990 to April 1994, Mr. Kamdar served as our Executive Vice President. Upon the anniversary date of Mr. Kamdar appointment to our Board, in September, 2002, we issued him a non-statutory stock option agreement to purchase 50,000 shares of common stock at an exercise price of $0.26 per share. Market price on the date of grant was $0.26 per share. The option will be fully vested at the end of one year, or on the anniversary date. The expiration date of the option agreement is September 23, 2012. In February 2001, we issued Mr. Kamdar non-statutory stock option agreements to purchase 100,000 shares of common stock at an exercise price of $0.39 per share. The market price on the date of grant was $0.39 per share. These options were fully vested upon date of grant. The expiration date of the option agreements is February 22, 2011. Upon the anniversary date of Mr. Kamdar appointment to our Board, in September, 2001, we issued him a non-statutory stock option agreement to purchase 50,000 shares of common stock at an exercise price of $0.30 per share. The market price on the date of grant was $0.30 per share. The option will be fully vested at the end of one year, or on the anniversary date. The expiration date of the option agreement is September 23, 2011. Mr. Kamdar currently owns 2,001,250 shares of our common stock and common stock options, or 3.15%. Since July 1974, Mr. Kamdar has been Chairman of the Board and Chief Executive Officer of Kamflex Corporation, a manufacturer of extrusion and conveyor equipment.

        Mr. Kenneth Miller has been a director of our company since September 2000 and currently is Manager of GBV Intermark Fund LLC. In September 2000, we finalized an agreement with a venture capital firm affiliated with Mr. Miller to convert a $2,500,000 note to equity. On September 29, 2000, we converted the note for 3,571,429 shares of our common stock and warrants to purchase 3,571,429 shares of our common stock at $0.70 per share. The warrants are immediately exercisable and have a term of five years. In connection with this conversion, we also granted additional warrants to purchase up to 4,464,285 shares of our common stock at $0.70 per share, exercisable at any time during the five-year period commencing from the date of grant. The warrant shares are restricted from sale and/or transfer until such time as our revenues at various stages reach an annualized equivalent of $12,000,000 and $25,000,000. In connection with this transaction, we issued shares of our common stock and warrants to two principal parties, one of which was GBV Intermark Fund, LLC. The shares of our common stock and warrants issued to GBV Intermark Fund, LLC were acquired by Intermark Group Holdings, LLC on April 4, 2002 in a private transaction. In September 2002, on the anniversary date of Mr. Miller's appointment to our Board, we issued him nonqualified options to purchase 50,000 shares of our common stock at an exercise price of $0.22 per share. The market price of our common stock on the date of grant was $0.22 per share. The options will be fully vested at the end of one year on the anniversary date of the grant and the expiration date of the options is September 29, 2012. In February 2001, we issued Mr. Miller nonqualified options to purchase 50,000 shares of our common stock at an exercise price of $0.39 per share. The market price of our common stock on the date of grant was $0.39 per share. The options were fully vested upon the date of grant, and the expiration date of the options is February 22, 2011. In September 2001, the anniversary date of Mr. Miller's appointment to our Board, we issued him nonqualified options to purchase 50,000 shares of our common stock at an exercise price of $0.34 per share. The market price of our common stock on the date of grant was $0.34 per share. The options will be fully vested at the end of one year on the anniversary date of the grant and the expiration date of the options is September 29, 2011.

        We believe that the transactions set forth above were made on terms no less favorable to us than could have been obtained from unaffiliated third parties. We intend that all future transactions, including loans, between our officers, directors, principal stockholders and their affiliates, and us be approved by a majority of our Board, including a majority of the independent and disinterested outside directors who serve on our Board. In addition, we intend that all such transactions be on terms no less favorable to us than could be obtained from unaffiliated third parties.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934, as amended, or the Exchange Act, requires our directors, executive officers and holders of more than 10% of a registered class of our equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock and our other equity securities. Directors, executive officers and greater than 10% stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) reports they file. Based solely on our review of the copies of such forms received by us, we believe that all reporting requirements under Section 16(a) for the fiscal year ended December 31, 2002 were met in a timely manner by our directors, executive officers and greater than 10% beneficial owners.

AUDIT COMMITTEE REPORT

        Our Audit Committee has reviewed and discussed with our management the audited consolidated financial statements as of and for the year ended December 31, 2002.

        Our Audit Committee has also discussed with Moss Adams LLP, our independent auditors, the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants.

        Our Audit Committee has received and reviewed the written disclosures and the letter from Moss Adams LLP required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as amended, and has discussed with Moss Adams LLP their independence. The material contained in this Audit Committee Report is not soliciting material, is not deemed filed with the SEC, and is not incorporated by reference in any filing of the company under the Securities Act, or the Exchange Act, whether made before or after the date of this proxy statement and irrespective of any general incorporation language in such filing.

        Based on the reviews and discussions referred to above, the Audit Committee has recommended to our Board that the audited financial statements referred to above be included in our company's Annual Report on Form 10-KSB for the year ended December 31, 2002 filed with the Securities and Exchange Commission.

INDEPENDENT PUBLIC ACCOUNTANTS

        Our independent public accountants for the last completed fiscal year end, December 31, 2002, were Moss Adams LLP. We anticipate that representatives of Moss Adams LLP will be present at the annual meeting, will have an opportunity to make a statement if they desire to do so, and will be expected to be available to respond to appropriate questions.

FEES PAID TO INDEPENDENT ACCOUNTANTS

        Audit Fees.    The aggregate fees billed by Moss Adams LLP for professional services rendered for auditing our annual consolidated financial statements for year ended December 31, 2002 and the reviews of the unaudited interim financial statements included in our Quarterly Reports on Forms 10-QSB for the year ended December 31, 2002 were $44,750.

        Financial Information Systems Design and Implementation Fees.    Moss Adams LLP did not perform any professional services with respect to financial information systems design and implementation for the year ended December 31, 2002.

        All Other Fees.    The aggregate fees billed by Moss Adams LLP for professional services other than audit fees for the year ended December 31, 2002 were $10,150. These fees were primarily for income tax reporting services.

OTHER BUSINESS

        Management knows of no other business to be brought before the 2003 Annual Meeting of Stockholders. If, however, any other business should properly come before the annual meeting, the persons named in the accompanying proxy will vote proxies as in their discretion, as they may deem appropriate, unless they are directed by a proxy to do otherwise.

ANNUAL REPORT ON FORM 10-KSB

        We filed our Annual Report of Form 10-KSB with the Securities and Exchange Commission on March 31, 2003. A copy of the Annual Report has been mailed to all stockholders along with this proxy statement. Stockholders may obtain additional copies of the Annual Report and the exhibits thereto, without charge, by writing to Todd C. Crow, our Secretary and Chief Financial Officer, at our principal executive offices at 1241 Hawk's Flight Court, El Dorado Hills, California 95762.

SUBMISSION OF STOCKHOLDER PROPOSALS

        Stockholders seeking to bring business before an annual meeting of stockholders, or to nominate directors at an annual or special meeting of stockholders, must provide timely notice thereof in writing. To be timely, a stockholder's notice must be delivered to, or mailed and received at, our principal executive offices (i) in the case of an annual meeting that is called for a date that is within 30 days before or after the anniversary date of the immediately preceding annual meeting of stockholders, not less than 60 days nor more than 90 days prior to such anniversary date, and (ii) in the case of an annual meeting that is called for a date that is not within 30 days before or after the anniversary date of the immediately preceding annual meeting, or in the case of a special meeting of stockholders, not later than the close of business on the tenth day following the day on which notice of the date of the meeting was mailed or public disclosure of the date of the meeting was made, whichever first occurs.

        Pursuant to Rule 14a-8 promulgated by the Securities and Exchange Commission, a stockholder intending to present a proposal to be included in the company's proxy statement for the company's 2004 Annual Meeting of Stockholders must deliver a proposal in writing to the Corporate Secretary, The RiceX Company, 1241 Hawk's Flight Court, El Dorado Hills, CA 95762, no later than March 15, 2004. Proposals not in full conformity with the applicable rules of the Securities and Exchange Commission may be excluded from the proxy statement.

By Order of our Board of Directors,
/s/ Daniel L. McPeak Daniel L. McPeak Chairman of the Board

El Dorado Hills, California
May 27, 2003

Appendix I

CHARTER OF THE AUDIT COMMITTEE OF
THE BOARD OF DIRECTORS OF
THE RICEX COMPANY

A.    Authority

  1.
  The Board of Directors (the "Board") of The RiceX Company (the "Company") has established the Audit Committee (the "Committee") with oversight responsibilities as described in this Charter of the Audit Committee (this "Charter") or as may be directed by the Board.

  2.
  The Committee shall review and assess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

  3.
  The Committee is authorized to retain independent advisors having special competence and expertise as the Committee deems advisable to assist the Committee in fulfilling its responsibilities pursuant to the requirements of the Sarbanes-Oxley Act of 2002 (the "Act"), and the rules and regulations of the Securities and Exchange Commission ("SEC") and the rules and regulations of other regulatory organizations to which the Company is subject.

B.    Purpose

        The primary function of the Committee is to assist the Board in fulfilling its oversight responsibilities related to corporate accounting, financial reporting practices, quality and integrity of financial reports, and legal compliance and business ethics, including, without limitation, assisting the Board in its oversight of:

  1.
  The integrity of the Company's financial statements;

  2.
  The Company's compliance with legal and regulatory requirements; and

  3.
  The independent auditor's qualifications, independence and performance.

        The Committee in fulfilling this function will focus on meeting the following goals:

  1.
  Facilitating and maintaining open communication among the Board, the Committee, senior management, the independent auditor, and the Company's internal audit staff;

  2.
  Serving as an independent and objective party to monitor the Company's financial reporting process and internal control system; and

  3.
  Reviewing and appraising the efforts of the independent auditor.

C.    Membership

  1.
  The members of the Committee shall be appointed by the Board. Consistent with the requirements of the Act and the rules and regulations of the SEC and other applicable law, the Committee will consist of one or more directors, each of whom must be independent, as determined by the Board, and each of whom must have no management responsibilities or business relationships with the Company or its affiliates.

  2.
  The Committee members will be free from any material financial, family or personal relationship that would interfere with the prudent exercise of a member's independence from the Company and the Company's management. In evaluating a Committee member's independence, the individual members must not: (i) have been, for at least the past five years, an employee of the Company, its affiliates, or its current independent auditor; (ii) currently be a director of a company where an interlocking compensation committee relationship exists with a member of management of the Company; or (iii) have an immediate family member employed by the Company.

  3.
  No member of the Committee may receive any consulting, advisory or other compensatory fees (other than fees for serving on the Board or a committee of the Board) from the Company.

  4.
  No member of the Committee may serve as a member of the audit committee of more than two other U.S. public companies.

  5.
  All members of the Committee must be "financially literate", as solely determined by the Board in its business judgment, or must become financially literate within a reasonable period of time after his or her appointment to the Committee. In addition, at least one member of the Committee must be a "financial expert", as such term is defined in the rules and regulations of the SEC.

  6.
  The Chairperson of the Committee shall be designated by the Board.

D.    Term of Office

  1.
  There is no specific term of office for members of the Committee. The Board shall periodically evaluate the continued service of members of the Committee to determine whether the goals of this Charter are achieved.

E.    Reporting and Communications

  1.
  The Committee Chairperson shall report the Committee's activities to the Board on a regular and timely basis.

  2.
  The Committee shall have free and open lines of communication with the independent auditor, as well as prompt and unrestricted access to management and all relevant information.

  3.
  Financial management will advise the Committee on a timely basis if it seeks an independent opinion on an accounting issue or in the event of a disagreement with the independent auditor which would require public reporting in the event of an auditor change.

  4.
  The Company's management will advise the Committee in advance of material disclosures by the Company, including press releases and governmental and regulatory filings.

  5.
  The Committee will maintain open lines of communication with the Company's chief accounting and financial officers.

F.    Meetings

  1.
  The Committee will meet at least four times a year on a regular basis and additionally as, in the opinion of the Committee, circumstances require. Meetings may be conducted telephonically. The Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

  2.
  Prior to scheduled Committee meetings, the Chairperson of the Committee shall determine the meeting agenda and overview of the issues to be discussed, with input as requested from the Company's management, internal audit staff, or the independent auditor. The Committee members will have the sole discretion in determining the meeting agenda and attendees.

  3.
  The Committee shall review the financial performance of the Company on a quarterly and annual basis. Meetings to conduct such reviews shall include a review by financial management of the significant results, assumptions, and judgments embodied in the results.

  4.
  Meetings will normally include private sessions with the independent auditor.

  5.
  Prior to commencement of the annual audit by the independent auditor, the Committee will review the independence of the audit firm (which shall be a registered public accounting firm), and the scope and fees of the audit, and will clarify expectations. (Exhibit "A")

  6.
  The Committee shall additionally meet as it determines necessary to review in advance significant financial disclosures by the Company, including press releases and governmental and regulatory filings.

G.    Responsibilities of the Audit Committee

  1.
  Adopt a formal written charter to be approved by the Board and to be reviewed by the Committee annually.

  2.
  Maintain minutes or other record of meetings and activities of the Committee.

  3.
  Report to the Board the Committee's actions and recommendations, if any, as the Committee deems appropriate.

  4.
  The Committee shall annually review its own performance.

  5.
  Monitor the Company's financial organization.

  a.
  Review the overall qualifications and performance of the Company's financial management.

  b.
  Discuss with the Company's financial management their obligation to provide a timely analysis of significant current financial reporting issues and practices.

  c.
  Review and approve the annual internal audit plan.

  d.
  Review the internal audit staff's independence and its processes and procedures, including, but not limited to, the processes for the internal audit staff to receive, review and investigate complaints regarding the Company's accounting procedures.

  6.
  Oversight of the Company's financial reporting and independent auditor.

  a.
  Review the Company's annual audited financial statements with management and the independent auditor to determine that the independent auditor is satisfied with the disclosure and content of the financial statements, including the management discussion and analysis section and the nature and extent of any significant changes in accounting principles.

  b.
  Review and discuss appropriate matters with the independent auditor (see Exhibit "B"), including discussing with the independent auditor the matters required to be discussed by AICPA Statement on Auditing Standards No. 61 ("SAS 61").

  c.
  Meet in executive sessions as needed. (Exhibit "B")

  d.
  Retain and terminate the independent auditor, considering the auditor's independence and effectiveness (this shall be the sole responsibility of the Committee, subject, if applicable, to stockholder ratification). The Committee shall also approve all audit engagement fees and terms and all significant non-audit engagements of the independent auditor.

  e.
  Resolve disagreements between management and the independent auditor regarding financial reporting.

  7.
  Monitor the engagement of the independent auditor and the effectiveness of the firm in carrying out its audit responsibilities.

  a.
  Clarify expectations annually. (Exhibit "A")

  b.
  Review and discuss appropriate matters. (Exhibit "B")

  8.
  Review the programs and policies established by management designed to assure compliance with applicable laws and regulations and monitor the results of the compliance efforts.

  9.
  Conduct or authorize investigations into any matters within the Committee's scope of responsibilities. The Committee shall have the authority and authorization to retain independent counsel, accountants, or others to assist it in the conduct of any of its duties, without any further approval from the Board.

  10.
  Establish and implement procedures to receive, retain and address complaints regarding accounting and auditing matters, including procedures for employees' confidential and anonymous submissions of concerns.

  11.
  Review disclosures made to the Committee by the Company's CEO and CFO during their certification process for the Form 10-KSB and Form 10-QSB regarding:

  a.
  all significant deficiencies in the design or operation of internal controls which could adversely affect the Company's ability to record, process, summarize and report financial data, including any material weaknesses in internal controls identified by the Company's independent auditor;

  b.
  any fraud, whether or not material, that involves management or other employees who have a significant role in the Company's internal controls; and

  c.
  any significant changes in internal controls or in other factors that could significantly affect internal controls, including any corrective actions with regard to significant deficiencies and material weaknesses.

  12.
  Prepare the report of the Committee required under Item 306 of the SEC's Regulation S-B to be included in the Company's annual proxy statement stating whether the Committee:

  a.
  reviewed and discussed the audited financial statements with management;

  b.
  discussed with the independent auditor the matters required to be discussed by SAS 61; and

  c.
  received the written disclosures from the independent auditor relating to its independence required by Independence Standards Board Standard No. 1.

Exhibit "A"

AUDIT COMMITTEE EXPECTATIONS
TO BE CLARIFIED ANNUALLY

1.
The independent auditor understands its principal client is the Board, as the stockholders' representative.

2.
Financial management and the independent auditor will perform a timely analysis of significant financial reporting issues and practices.

3.
Financial management and the independent auditor will discuss with the Committee their qualitative judgments about the appropriateness, not just the acceptability, of significant accounting principles, underlying estimates and financial disclosure practices used or proposed to be adopted by the Company.

4.
The Committee will determine the independent auditor's continued qualifications and independence. To assist in this function, the Committee will obtain from the independent auditor an annual report describing at least the following:

a.
the independent auditor's internal quality control procedures;

b.
any material issues raised by the most recent internal quality-control review, or peer review of the internal auditors or any inquiry or investigation by governmental or professional authorities, within the preceding five years, relating to an audit, and the steps taken to deal with any such issues; and

c.
all relationships between the independent auditor and the Company.

5.
The independent auditor will develop a plan regarding their respective procedures to be performed to promote an effective use of resources. The independent auditor will submit its plan to the Committee for review.

6.
The independent auditor shall provide to and discuss with the Committee periodic reports relating to:

a.
all critical accounting policies and practices to be used;

b.
alternative treatments within GAAP discussed with management, the effect of using or not using such treatments and the independent auditor's preferred treatment;

c.
any management letter, schedule of unadjusted differences or other material written communications with management;

d.
any significant audit problems or difficulties encountered in the course of the audit work, including any restrictions on the scope of the independent auditor's activities or on access to requested information, any significant disagreements with management and management's response to all such difficulties;

e.
analyses prepared by management and/or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of significant effects of alternative GAAP methods on the financial statements; and

f.
the potential effect of significant regulatory and accounting initiatives, whether or not yet adopted, on the Company's financial statements and related disclosures.

Exhibit "B"

AUDIT COMMITTEE DISCUSSION TOPICS WITH THE INDEPENDENT AUDITOR

1.
Accounting Principles and Disclosures

a.
The auditor's independent qualitative judgments about the appropriateness, not just the acceptability, of the accounting principles and the clarity of the financial disclosure practices used or proposed to be adopted by the Company.

b.
The auditor's views about whether management's choices of accounting principles are conservative, moderate, or extreme from the perspective of income, asset, and liability recognition, and whether those principles are common practices or are minority practices.

c.
The auditor's reasoning in determining the appropriateness of changes in accounting principles and disclosure practices.

d.
The auditor's reasoning in determining the appropriateness of changes in accounting principles and disclosure practices adopted by management for new transactions or events.

e.
The auditor's reasoning in accepting or questioning significant estimates made by management.

f.
The auditor's views about how the Company's choices of accounting principles and disclosure practices may affect stockholders and public views and attitudes about the Company.

g.
The auditor's report to the Committee of any significant changes in the independent auditor's original audit plan.

h.
The auditor's views about the fullness and accuracy of the Company's financial statements.

2.
Internal Control System Matters

a.
Independent auditor's recommendations.

b.
Management's response and resulting actions.

c.
Discussion of specific matters as requested or appropriate.

3.
Audit Scope and Audit Independence

a.
Adequacy of the independent auditor's scope, approach and reports.

b.
The nature and extent of advisory services provided by the audit firm and consideration of any impact on auditor independence.

c.
Unusual pressures or other matters which could impair auditor independence.

THE RICEX COMPANY
1241 HAWK'S FLIGHT COURT
EL DORADO HILLS, CALIFORNIA 95762

THIS PROXY IS SOLICITED ON BEHALF OF
THE COMPANY'S BOARD OF DIRECTORS

        The undersigned holder of Common Stock of The RiceX Company, a Delaware corporation (the "Company"), hereby appoints Daniel L. McPeak, Sr. and Todd C. Crow, and each of them, as proxies for the undersigned, each with full power of substitution, for and in the name of the undersigned to act for the undersigned and to vote, as designated on the reverse side of this proxy card, all of the shares of stock of the Company that the undersigned may be entitled to vote at the 2003 Annual Meeting of Stockholders of the Company, to be held at The Sacramento Marriott Rancho Cordova, 11211 Point East Drive, Rancho Cordova, California on Thursday, June 26, 2003, from 8:00 A.M. to 10:00 A.M. (Pacific Time) and at any adjournments or postponements thereof, and in their discretion upon such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

(change of address/comments)

(If you have written in the above spaces please mark the corresponding box on the reverse side of this card.)

(continued and to be signed on reverse side)

PLEASE DATE, SIGN AND MAIL YOUR
PROXY CARD BACK AS SOON AS POSSIBLE!

ANNUAL MEETING OF STOCKHOLDERS
THE RICEX COMPANY

June 26, 2003

Please Detach and Mail in the Envelope Provided

This proxy is being solicited on behalf of our company's Board of Directors.

☒	Please mark your votes as in this example
Our Board of Directors recommends a vote FOR the nominee for director in Proposal No. 1.
1.	Election of Directors:	FOR	AGAINST	ABSTAIN	WITHHELD
	James C. Lintzenich	☐	☐	☐	☐
2.	In their discretion on any other matter that may properly come before the meeting or any adjournment thereof.

Please check this box if you plan to attend the Annual Meeting. ☐

Change of Address / Comments ☐

Signature(s)                                                             Date

NOTE:	Please sign exactly as name appears above. Joint owners should each sign. Fiduciaries should add their full title to their signature. Corporations should sign in full corporate name by an authorized officer. Partnerships should sign in partnership name by an authorized person.

DETACH & RETURN PROXY CARD, RETAIN ADMISSION CARD

ADMISSION CARD

ANNUAL MEETING OF STOCKHOLDERS
June 26, 2003
8:00 A.M. (Pacific Time)
The Sacramento Marriott Rancho Cordova
11211 Point East Drive
Rancho Cordova, California

Presentation of this card is required for admission to the Annual Meeting

PLEASE PRESENT THIS CARD TO THE COMPANY'S REPRESENTATIVE
AT THE ENTRANCE TO THE ANNUAL MEETING
THE RICEX COMPANY

        Name:

        Address:

Non-Transferable

QuickLinks

NOTICE OF 2003 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 26, 2003
GENERAL
PROPOSAL 1 ELECTION OF DIRECTOR
MANAGEMENT
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION
Summary Compensation Table
Option Grants in Last Fiscal Year
Fiscal Year-Ended Option Value
EMPLOYMENT AGREEMENTS
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
AUDIT COMMITTEE REPORT
INDEPENDENT PUBLIC ACCOUNTANTS
FEES PAID TO INDEPENDENT ACCOUNTANTS
OTHER BUSINESS
ANNUAL REPORT ON FORM 10-KSB
SUBMISSION OF STOCKHOLDER PROPOSALS
CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS OF THE RICEX COMPANY
AUDIT COMMITTEE EXPECTATIONS TO BE CLARIFIED ANNUALLY
AUDIT COMMITTEE DISCUSSION TOPICS WITH THE INDEPENDENT AUDITOR
THIS PROXY IS SOLICITED ON BEHALF OF THE COMPANY'S BOARD OF DIRECTORS
ADMISSION CARD ANNUAL MEETING OF STOCKHOLDERS June 26, 2003 8:00 A.M. (Pacific Time) The Sacramento Marriott Rancho Cordova 11211 Point East Drive Rancho Cordova, California
Presentation of this card is required for admission to the Annual Meeting